SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 17, 2019

ULTRA CLEAN HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50646		61-1430858
(Commission File Number)		(IRS Employer Identification No.)

26462 CORPORATE AVENUE HAYWARD, CA		94545
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 576-4400

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	UCTT	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Certain Directors or Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 17, 2019, the Board of Directors (“the Board”) of Ultra Clean Holdings, Inc. (the “Company”) increased the number of directors of the Company that constitute the entire Board from eight to nine, effective immediately, and elected Jackie Seto to serve as a member of the Board of the Company, effective January 1, 2020.

Ms. Seto, 54, has served as Principal at Side People Consulting, a consulting company that partners with well-established corporate and emerging companies and with non-profit organizations, since July 2016. Prior to Side People Consulting, Ms. Seto spent 22 years at Lam Research Corporation (“Lam”) from August 1994 until July 2016. She served as Group Vice President and General Manager of the Clean Business Unit at Lam from August 2011 until November 2015. Her previous roles at Lam included Vice President and General Manager in the Reliant Business Unit, Vice President of Product and Strategic Marketing and Managing Director of Emerging Businesses, from August 2003 until August 2011. Ms. Seto holds a Bachelor of Engineering in Chemical Engineering from McGill University in Quebec. Ms. Seto also currently serves as a member of the Board of Directors for Masterranking.com since April 2015 and the Board of Trustees for the Oregon Museum of Science and Technology since February 2018, and previously served as a member of the Board of Directors for TriAegis Residential Services from June 2001 until July 2007. Ms. Seto was chosen to become a director because her deep understanding of the semiconductor industry and her proven experience in strategic thinking will add a valuable voice to the Company's long and short term business planning.

Ms. Seto will receive compensation for her service as a director (consisting of an annual equity award and annual cash retainer) in accordance with the Company’s non-employee director compensation policy. In connection with her appointment to the Board, the Company expects Ms. Seto and the Company will also enter into the Company’s standard form indemnification agreement as previously filed.

On December 19, 2019, the Company issued a press release announcing Ms. Seto’s appointment to the Board. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description
99.1	Press Release dated December 19, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRA CLEAN HOLDINGS, INC.

Date:	December 23, 2019	By:	/s/ Paul Y. Cho
			Name:	Paul Y. Cho
			Title:	Vice President, General Counsel and Secretary